                                                   OTHER EXHIBITS


                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr. and Emilie D. Wrapp, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on Form N-1A, and any amendments thereto, of Alliance Technology Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                    /s/ Dr. Charles H. Ferguson
                                        Dr. Charles H. Ferguson


Dated:  September 30, 1996

                                                  OTHER EXHIBITS


                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr. and Emilie D. Wrapp, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on Form N-1A, and any amendments thereto, of Alliance Technology Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                   /s/ Marshall C. Turner, Jr.
                                       Marshall C. Turner, Jr.


Dated:  September 30, 1996

                                              OTHER EXHIBITS


                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr. and Emilie D. Wrapp, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on Form N-1A, and any amendments thereto, of Alliance Technology Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                      /s/ William H. Foulk, Jr.
                                          William H. Foulk, Jr.


Dated:  September 30, 1996

                                                   OTHER EXHIBITS


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr. and Emilie D. Wrapp, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on Form N-1A, and any amendments thereto, of Alliance Technology Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                        /s/ Robert C. Alexander
                                            Robert C. Alexander


Dated:  September 30, 1996

                                                   OTHER EXHIBITS


                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr. and Emilie D. Wrapp, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on Form N-1A, and any amendments thereto, of Alliance Technology Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                              /s/ D. James Guzy
                                                  D. James Guzy


Dated:  September 30, 1996

                                              OTHER EXHIBITS


                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr. and Emilie D. Wrapp, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on Form N-1A, and any amendments thereto, of Alliance Technology Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ David H. Dievler
                                           David H. Dievler


Dated:  September 30, 1996

                                              OTHER EXHIBITS


                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr. and Emilie D. Wrapp, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on Form N-1A, and any amendments thereto, of Alliance Technology Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ John D. Carifa
                                           John D. Carifa


Dated:  September 30, 1996

                                                   OTHER EXHIBITS




                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr. and Emilie D. Wrapp, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on Form N-1A, and any amendments thereto, of Alliance Technology Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                                         /s/ Peter J. Powers
                                             Peter J. Powers


Dated:  January 23, 1997

























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00250200.AJ9